EXHIBIT 10


                                                                  EXECUTION COPY


                AMENDMENT AND WAIVER NO. 4 TO THE LOAN DOCUMENTS

                                                              As of May 25, 1999

                  AMENDMENT AND WAIVER NO. 4 TO THE LOAN DOCUMENTS dated as of May 25, 1999 to the Credit Agreement dated as of November 26, 1997 (as amended and otherwise modified by Amendment and Waiver No. 1 dated as of January 23, 1998, Letter Waiver No. 2 dated as of April 9, 1998 and Amendment No. 3 to the Loan Documents dated as of May 26, 1998, the "Credit Agreement") among Desa International, Inc., a Delaware corporation (the "Borrower"), Desa Holdings Corporation, a Delaware corporation (the "Parent Guarantor"), the Lender Parties party thereto, UBS Securities LLC, as a Co- Arranger and Documentation Agent thereunder, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as a Co-Arranger and Syndication Agent thereunder and NationsBank, N.A., as Administrative Agent (the "Administrative Agent") for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.


                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested  that the Lender  Parties agree
(a) to amend the Credit Agreement and the other Loan Documents in order, among other things, (i) to permit the establishment of an unsecured line of credit to the Borrower from NationsBank, N.A. (the "Childs Guaranteed Line of Credit") in an aggregate principal amount of up to $15,000,000, which line of credit shall be available for two years and all amounts outstanding from time to time under which shall be unconditionally and irrevocably guaranteed by J.W. Childs Equity Partners, L.P., and (ii) to modify the requirements of each of the financial covenants set forth in Section 5.04 of the Credit Agreement for each of the remaining Measurement Periods through the Term B Termination Date and (b) to waive any and all Defaults and Events of Default under Section 6.01(c) and 6.01(d) of the Credit Agreement that have occurred and are continuing as a result of the failure by the Borrower or the Parent Guarantor, as the case may be, to comply with the requirements of Section 2.01(g) of the Credit Agreement for the Clean-Up Period occurring between January 1, 1999 and May 30, 1999 and the requirements set forth in Section 5.04(a) of the Credit Agreement for a maximum Total Leverage Ratio at all times during the Measurement Period ended February 28, 1999.

                  (2) The Lender Parties have indicated their willingness to agree, among other things, to the amendments and waivers of the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:


                  (a) The  definition  of  "Adjusted  Funded  Debt" set forth in
         Section 1.01 of the Credit Agreement is hereby amended (i) to add after the clause reference "(a)" in the second line thereof the new subclause reference "(i)" and (ii) to add after the language "the Parent Guarantor Preferred Stock on such date" in the seventh line thereof the new language "and (ii) the aggregate principal amount of all "Loans" outstanding under the Childs Guaranteed Line of Credit on such date".

                  (b) The definition of "Consolidated Cash Interest Expense" set forth in Section 1.01 of the Credit Agreement is hereby amended to add after the language "of such Person and its Subsidiaries for such period" in the third line thereof the new language "and, in the case of the Borrower, all interest expense (net of interest income) paid or payable on all "Loans" outstanding under the Childs Guaranteed Line of Credit during such period".

                  (c) The  definition  of  "Consolidated  EBITDA"  set  forth in
         Section 1.01 of the Credit Agreement is hereby amended to restate clause (d) thereof in its entirety to read as follows:

                  "(d) the pro forma cost savings and operating income annualization adjustments of $5,100,000 for the Measurement Period ending in February 1999, $3,600,000 for the Measurement Period ending in May 1999 and $1,700,000 for the Measurement Period ending in August 1999".

                  (d) The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended to restate clause (a) thereof in its entirety to read as follows:

                  "(a) (i) Consolidated EBITDA of the Parent Guarantor and its Subsidiaries for such period plus (ii) the aggregate principal amount of all "Loans" made under the Childs Guaranteed Line of Credit during such period, the proceeds of which are used to pay or prepay outstanding Term Advances, Acquisition Advances and/or Acquisition B Advances in accordance with the terms of this Agreement, less (iii) the aggregate amount of all Capital Expenditures made by the Parent Guarantor and its Subsidiaries during such period."

                  (e) The definition of "Loan Value" set forth in Section 1.01 of the Credit Agreement is hereby amended to delete the figure
         "$15,000,000" in clause (i) of the proviso clause thereto and to substitute therefor the new figure "$30,000,000".

                  (f) The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                           ""Applicable  Margin" means at any time and from time
                  to time, a percentage per annum equal to the applicable percentage set forth below for the Performance Level set forth below:

                          Alternate           Eurodollar            Alternate            Eurodollar
                          Base Rate              Rate               Base Rate               Rate
                          Advances             Advances             Advances              Advances
                            Under             Under Term           Under Term            Under Term
                         Term A and             A and            B, Acquisition        B, Acquisition
                           Working             Working                 and                   and
    Performance            Capital             Capital            Acquisition B         Acquisition B
       Level             Facilities           Facilities           Facilities            Facilities
         I                 0.500%               1.500%               1.125%                2.125%
         II                0.750%               1.750%               1.125%                2.125%
        III                1.000%               2.000%               1.375%                2.375%
         IV                1.500%               2.500%               1.750%                2.750%
         V                 2.000%               3.000%               2.250%                3.250%
         VI                2.250%               3.250%               2.500%                3.500%

                  The Applicable Margin for each Alternate Base Rate Advance shall be determined by reference to the Performance Level in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Performance Level in effect on the first day of each Interest Period for such Advance.

                           "Applicable  Percentage"  means, at any time and from
                  time to time, a percentage per annum equal to the applicable percentage set forth below for the Performance Level set forth below:


              Performance Level                              Commitment Fee
                      I                                          0.325%
                     II                                          0.375%
                     III                                         0.375%
                     IV                                          0.500%
                      V                                          0.500%
                     VI                                          0.500%

                  The Applicable Percentage for the Commitment Fee shall be determined by reference to the Performance Level in effect from time to time.

                           "Performance   Level"  means   Performance  Level  I,
                  Performance Level II, Performance Level III, Performance Level IV, Performance Level V or Performance Level VI, as the context may require. For purposes of determining the Performance Level at any date of determination, no change in the Performance Level shall be effective until three Business Days after the date on which the Administrative Agent receives Consolidated financial statements of the Parent Guarantor and its Subsidiaries pursuant to (and satisfying all of the requirements of)
                  Section  5.03(c) or  5.03(d)  reflecting  such  change and the related certificate pursuant to such Section; provided, however, that if the Parent Guarantor has not submitted to the Administrative Agent all of the information required under this definition as and when required under Section 5.03(c) or 5.03(d), as the case may be, the Performance Level shall be deemed to be at Performance Level VI for so long as such information has not been submitted.

                           "Performance   Level  V"   means,   at  any  date  of
                  determination, that (a) the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III or Performance Level IV and (b) the Parent Guarantor and its Subsidiaries shall have maintained a Senior Leverage Ratio of less than 4.00:1 as of the last day of the most recently completed Measurement Period prior to such date."

                  (g) Section 1.01 of the Credit Agreement is hereby further amended to add the following new definitions:

                           ""Amendment  No. 4  Effective  Date"  means the first
                  date on which all of the conditions precedent to the effectiveness of Amendment and Waiver No. 4 to the Loan Documents were satisfied.

                           "Childs   Guaranteed   Line  of  Credit"   means  the
                  unsecured line of credit to the Borrower from NationsBank (and/or its successors and assigns) in an aggregate principal amount of up to $15,000,000, which line of credit has a maturity date of May 31, 2001 and all amounts outstanding from time to time under which are unconditionally and irrevocably guaranteed by Childs.

                           "Childs     Guaranteed    LOC    Documents"    means,
                  collectively, (a) the credit agreement dated as of May 26, 1999 between the Borrower and NationsBank, as the initial lender thereunder, (b) all promissory notes issued to NationsBank (and, if applicable, its successors and assigns) and evidencing indebtedness of the Borrower under the Childs Guaranteed Line of Credit and (c) the guaranty dated May 26, 1999 of Childs in favor of NationsBank (and, if applicable, its successors and assigns), in each case as such agreement, instrument or other document may be amended, supplemented or otherwise modified from time to time after the Amendment No. 4 Effective Date in accordance with the terms hereof and thereof.

                           "Performance   Level  VI"  means,   at  any  date  of
                  determination, that the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III, Performance Level IV or Performance Level V."

                  (h) Section 2.01(g) of the Credit Agreement is hereby amended to delete the language "$24,000,000 for the Clean-Up Period occurring in 1998 and $15,000,000 for any Clean-Up Period thereafter" at the end of such Section and to substitute therefor the new figure "$30,000,000".

                  (i) Section 2.06(b)(vi) of the Credit Agreement is hereby amended to delete the figure "$15,000,000" in the fourth line thereof and to substitute therefor the new figure "$30,000,000".

                  (j) Section 5.02(b) of the Credit  Agreement is hereby amended
         (i) to delete the word "and" at the end of subclause  (iv)(I)  thereof,
         (ii) to delete the punctuation "." at the end of subclause (iv)(J) thereof and to substitute therefor the new phrase ", and" and (iii) to add the following new subclause (iv)(K) thereto:

                           "(K) Debt under the Childs Guaranteed LOC Documents."

                  (k) Section 5.02(j) of the Credit  Agreement is hereby amended
         (i) to delete the word "and" at the end of  subclause  (i)(B)  thereof,
         (ii) to add the word "and" at the end of subclause (i)(C) thereof after the phrase "of Surviving Debt", (iii) to add the following new subclause (i)(D) thereto:

                  "(D) the  prepayment  of the  "Loans"  outstanding  under  the
                  Childs Guaranteed Line of Credit, in whole or in part; provided that at the time of any such prepayment, (1) no Default shall have occurred and be continuing or shall occur as a result thereof and (2) if the aggregate principal amount of one or more of such "Loans" was included in the determination of the Fixed Charge Coverage Ratio for any Measurement Period under subclause (a)(ii) of the definition of "Fixed Charge Coverage Ratio" set forth in Section 1.01, then such "Loans" may not be prepaid until such time as the Parent Guarantor or the Borrower shall deliver to the Lender Parties Consolidated financial statements of the Parent Guarantor and its Subsidiaries pursuant to (and satisfying all of the requirements of) Section 5.03(c) and 5.03(d), and the related compliance certificate pursuant to such Section, which demonstrate that the Parent Guarantor is in compliance with the requirements of Section 5.04(b) to maintain a minimum Fixed Charge Coverage Ratio of 1.00:1 without including the aggregate principal amount of any "Loans" made under the Childs Guaranteed Line of Credit which are being prepaid in the calculation of the numerator of the Fixed Charge Coverage Ratio for the Measurement Period reflected in such compliance certificate",

         (iv) to add after the  language  "any term or  condition  of" in clause
         (ii) thereof the new subclause reference "(A)" and (v) to add after the phrase "any Surviving Debt" at the end of clause (ii) thereof the following new language:

                  ", the Subordinated Notes Documents, the Parent Guarantor Preferred Stock or the Junior Exchange Notes or (B) the Childs Guaranteed LOC Documents, in the case of this subclause
                  (ii)(B), in any manner that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or to adversely affect the rights or interests of the Administrative Agent or any Lender Party under or in respect of the Loan Documents".

                  (l) Section 5.03(e) of the Credit  Agreement is hereby amended
         (i) to delete the phrase "no later than 30 days" in the second line thereof and to substitute therefor the new phrase "no later than 60 days" and (ii) to delete the phrase "on a monthly basis" in the fourth line thereof and to substitute therefor the new phrase "on a quarterly basis".

                  (m) Section 5.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "SECTION 5.04.  Financial  Covenants.  So long as any
                  Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Parent Guarantor will:

                                    (a) Total Leverage  Ratio.  Maintain a Total
                           Leverage Ratio as of the last day of each Measurement Period of not more than the amount set forth below for each Measurement Period set forth below:

                               Measurement Period
                                    Ending In                     Ratio
                               ------------------                --------

                               May 1999                           7.25:1
                               August 1999                        7.50:1
                               November 1999                      7.90:1
                               February 2000                      7.20:1

                               May 2000                           6.90:1
                               August 2000                        6.75:1
                               November 2000                      6.75:1
                               February 2001                      6.40:1

                               May 2001                           6.25:1
                               August 2001                        6.10:1
                               November 2001                      5.75:1
                               February 2002                      5.50:1

                               May 2002                           5.50:1
                               August 2002                        5.25:1
                               November 2002                      5.00:1
                               February 2003                      4.75:1

                               Measurement Period
                                    Ending In                     Ratio
                               ------------------                --------

                               May 2003                           4.50:1
                               August 2003                        4.50:1
                               November 2003 and
                                 thereafter                       4.25:1

                                    (b) Fixed Charge Coverage Ratio.  Maintain a
                           Fixed Charge Coverage Ratio as of the last day of each Measurement Period of not less 1.00:1.

                                    (c)  Interest  Coverage  Ratio.  Maintain an
                           Interest Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:

                               Measurement Period
                                    Ending In                     Ratio
                               ------------------                --------

                               May 1999                           1.40:1
                               August 1999                        1.35:1
                               November 1999                      1.35:1
                               February 2000                      1.45:1

                               May 2000                           1.50:1
                               August 2000                        1.55:1
                               November 2000                      1.55:1
                               February 2001                      1.65:1

                               May 2001                           1.70:1
                               August 2001                        1.75:1
                               November 2001                      1.75:1
                               February 2002                      1.90:1

                               May 2002                           2.00:1
                               August 2002                        2.00:1

                               Measurement Period
                                    Ending In                     Ratio
                               ------------------                --------


                               February 2003                      2.00:1

                               May 2003                           2.25:1
                               August 2003                        2.25:1
                               November 2003                      2.25:1
                               February 2004                      2.25:1

                               May 2004                           2.25:1
                               August 2004                        2.25:1
                               November 2004 and
                                thereafter                        2.50:1"

                  (n) Section 6.01 of the Credit Agreement is hereby amended (i) to add after the punctuation ";" at the end of subsection (o) thereof the word "or" and (ii) to add the following new Section 6.01(p):

                           "(p) any "Event of Default" (as defined in the Childs
                  Guaranteed   LOC   Documents)   shall  have  occurred  and  be
                  continuing under the Childs Guaranteed LOC Documents;".

                  (o) Schedule III to the Credit Agreement is hereby deleted in its entirety.

                  SECTION 2. Waiver of Certain Provisions of the Credit Agreement. Any and all Defaults and Events of Default under Sections 6.01(c) and 6.01(d) of the Credit Agreement that have occurred and are continuing as a result of (a) the failure of the Parent Guarantor and the Borrower to deliver projected Consolidated financial statements of the Parent Guarantor and its Subsidiaries on a monthly basis for the Fiscal Year ending February 26, 2000,
(b) the failure of the Parent Guarantor to maintain a Total Leverage Ratio for the Measurement Period ended February 28, 1999 of 6.75:1 in accordance with
Section 5.04(a) of the Credit Agreement and (c) the failure of the Borrower to reduce the sum of the aggregate principal amount of all Working Capital Advances, Letter of Credit Advances and Swing Line Advances outstanding during the Clean-Up Period occurring between January 1, 1999 and May 30, 1999 to not more than $15,000,000 in accordance with Section 2.01(g) of the Credit Agreement are, on and as of the Amendment Effective Date, hereby waived by the Lender Parties.

                  SECTION 3. Conditions Precedent to the Effectiveness of this Amendment and Waiver. This Amendment and Waiver shall become effective as of the first date (the "Amendment Effective Date") on which each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Borrower, the Parent Guarantor and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and Waiver.

                  (b) The Administrative Agent and each of the Lender Parties shall have received true and complete copies, certified by the Borrower, of all of the Childs Guaranteed LOC Documents, which in each case shall be in form and substance reasonably satisfactory to the Lender Parties. All of the conditions precedent to the effectiveness of the Childs Guaranteed LOC Documents shall have been satisfied or shall be satisfied concurrently with the effectiveness of this Amendment and Waiver.

                  (c) The  Administrative  Agent and each of the Lender  Parties shall have received true and complete copies, certified by the Borrower, of agreements, in form and substance reasonably satisfactory to the Lender Parties, duly executed by each of J.W. Childs Associates L.P. and UBS Management, Inc., in which J.W. Childs Associates L.P. and UBS Management, Inc., respectively, have agreed to defer payment of any and all management fees owing to them under its Management Agreement until such time as the Administrative Agent and the Lender Parties shall have received the Consolidated financial statements of the Parent Guarantor and its Subsidiaries for the Fiscal Year ending February 26, 2000 and the certificates and other documents required to be delivered together with such Consolidated financial statements pursuant to
         Section 5.03(d) of the Credit Agreement and then only if (i) such Consolidated financial statements (and the related compliance certificate) reflect that the Consolidated EBITDA of the Parent Guarantor and its Subsidiaries for such Fiscal Year is not less than $51,600,000 and (ii) at such time no Default has occurred and is continuing or would result from the payment of such deferred management fees to J.W. Childs Associates L.P. or UBS Management, Inc.

                  (d) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with any aspect of any of the Loan Documents (as amended and otherwise modified hereby), the Childs Guaranteed LOC Documents or any of the other transactions contemplated thereby or hereby to occur on or prior to the Amendment Effective Date shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lender Parties) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law, rule or regulation shall be applicable in the reasonable judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon any aspect of any of the Loan Documents (as amended and otherwise modified hereby), the Childs Guaranteed LOC Documents or any of the other transactions contemplated thereby or hereby to occur on or prior to the Amendment Effective Date.

                  (e) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment and Waiver, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Parent Guarantor and its Subsidiaries referred to in Section 4.01(f) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Parent Guarantor and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d) on or prior to the Amendment Effective Date and (iii) that the projected Consolidated financial statements of the Parent Guarantor and its Subsidiaries referred to in
         Section 4.01(h) of the Credit Agreement shall be deemed to refer to the projected Consolidated financial statements of the Parent Guarantor and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties pursuant to Section 5.03(e) on or prior to the Amendment Effective Date).

                  (f) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment and Waiver, that constitutes a Default, other than the Defaults and Events of Default that are or are to be expressly waived pursuant to Section 2.

                  (g) No change, development, event or circumstance relating to or affecting the Parent Guarantor or any of its Subsidiaries or any of their respective property, assets or businesses shall have occurred, and no additional information shall have come to the attention of the Administrative Agent or the Lender Parties, since May 6, 1999 that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (h) The Borrower shall have paid to the Administrative Agent, for the ratable account of each of the Lenders that has executed and delivered a counterpart of this Amendment and Waiver to the Administrative Agent on or prior to the Amendment Effective Date (or advised the Administrative Agent in a manner satisfactory to it that such Lender has executed this Amendment and Waiver on or prior to the Amendment Effective Date), an amendment fee of 0.25% on the aggregate Commitments of such Lender.

                  (i) All of the accrued fees and expenses of the Administrative Agent and the Lender Parties (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

                  (j) The Administrative  Agent shall have received on or before the Amendment Effective Date the following, each dated such date (unless otherwise specified), in form and substance reasonably satisfactory to the Required Lenders (unless otherwise specified) and in sufficient copies for each Lender Party:

                           (i) Certified  copies of the resolutions of the Board
                  of Directors of the Borrower and the Parent Guarantor approving this Amendment and Waiver, the Childs Guaranteed Line of Credit and the Childs Guaranteed LOC Documents and the transactions contemplated hereby and thereby (and which have not been delivered to the Lender Parties prior to the Amendment Effective Date), and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment and Waiver, the Childs Guaranteed Line of Credit and the Childs Guaranteed LOC Documents and the transactions contemplated hereby and thereby (and which have not been delivered to the Lender Parties prior to the Amendment Effective Date).

                           (ii) A  certificate  of the  Borrower  and the Parent
                  Guarantor, signed on behalf of the Borrower and the Parent Guarantor, respectively, by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Amendment Effective Date (the statements made in which certificate shall be true on and as of the Amendment Effective
                  Date), certifying as to:

                                    (A) the  absence  of any  amendments  to the
                           charter of such Person since the date of the Secretary of State's certificate referred to in
                           Section 3.01(j)(iv) of the Credit Agreement, or any steps taken by the board of directors (or persons performing similar functions) or the shareholders of such Person to effect or authorize any further amendment, supplement or other modification thereto;

                                    (B) the  accuracy  and  completeness  of the
                           bylaws of such Person as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Person referred to in clause (i) of this Section 3(j) were adopted and on the Amendment Effective Date (a copy of which, if different from the bylaws of such Person most recently delivered to the Lender Parties prior to the Amendment Effective Date, shall be attached to such certificate);

                                    (C) the due  incorporation and good standing
                           of such Person as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such Person or any of its Subsidiaries;

                                    (D) the accuracy in all material respects of
                           the representations and warranties made by such Person in the Loan Documents to which it is or is to be a party as though made on and as of the Amendment Effective Date, before and after giving effect to this Amendment and Waiver, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Parent Guarantor and its Subsidiaries referred to in Section 4.01(f) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Parent Guarantor and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d) on or prior to the Amendment Effective Date and (iii) that the projected Consolidated financial statements of the Parent Guarantor and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the projected Consolidated financial statements of the Parent Guarantor and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties pursuant to Section 5.03(e) on or prior to the Amendment Effective Date); and

                                    (E) the absence of any event  occurring  and
                           continuing, or resulting from the effectiveness of this Amendment and Waiver, that would constitute a

                           Default, other than the Defaults and Events of Default that are or are to be expressly waived pursuant to Section 2.

                           (iii) A certificate  of the Secretary or an Assistant
                  Secretary of the Borrower and the Parent Guarantor certifying the names and true signatures of the officers of the Borrower or the Parent Guarantor authorized to sign this Amendment and Waiver and the other documents to be delivered hereunder.

                           (iv) Projections, prepared by management of the Parent Guarantor and the Borrower, of Consolidated balance sheets, income statements and cash flows statements of the Parent Guarantor and its Subsidiaries on a quarterly basis for the period between March 1, 1999 and February 26, 2000 and on an annual basis for each Fiscal Year thereafter through the Term B Termination Date.

                           (v) A  favorable  opinion of  Sullivan  &  Worcester,
                  counsel for Childs and the Parent Guarantor and its Subsidiaries, in form and substance reasonably satisfactory to the Lender Parties.

                           (vi) Such other opinions, certificates, documents and
                  information as the Administrative Agent or any of the Lender Parties through the Administrative Agent may reasonably request.

The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

                  SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments and waivers specifically provided above in Sections 1 and 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment and Waiver.

                  (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and the other documents, instruments and agreements to be delivered hereunder or in connection herewith, all in accordance with the terms of Section 9.04 of the Credit Agreement.

                  SECTION 6. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

                  SECTION 7. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    The Borrower

                                    DESA INTERNATIONAL, INC.


                                    By
                                       Name:
                                       Title:


                                    The Parent Guarantor

                                    DESA HOLDINGS CORPORATION


                                    By
                                       Name:
                                       Title:

                                    The Administrative Agent

                                    NATIONSBANK, N.A., as Administrative Agent


                                    By
                                       Name:
                                       Title:

                                    The Lender Parties

                                    NATIONSBANK, N.A., as a Lender,
                                      the Swing Line Bank and the Issuing Bank


                                    By
                                       Name:
                                       Title:


                                    UNION BANK OF SWITZERLAND,
                                       NEW YORK BRANCH


                                    By
                                       Name:
                                       Title:


                                    By
                                       Name:
                                       Title:


                                    HELLER FINANCIAL, INC.


                                    By
                                       Name:
                                       Title:

                                    IMPERIAL BANK, CALIFORNIA
                                       BANKING CORPORATION


                                    By
                                       Name:
                                       Title:


                                    BANKBOSTON, N.A.


                                    By
                                       Name:
                                       Title:

                                    DRESDNER BANK AG, NEW YORK
                                       AND GRAND CAYMAN BRANCHES


                                    By
                                       Name:
                                       Title:


                                    By
                                       Name:
                                       Title:


                                    FIRST SOURCE FINANCIAL LLP
                                       BY FIRST SOURCE FINANCIAL, INC.,
                                       as Agent/Manager


                                    By
                                       Name:
                                       Title:


                                    FLEET NATIONAL BANK


                                    By
                                       Name:
                                       Title:

                                    GENERAL ELECTRIC CAPITAL
                                       CORPORATION


                                    By
                                       Name:
                                       Title:


                                    NATIONAL CITY BANK


                                    By
                                       Name:
                                       Title:


                                    FLEET BUSINESS CREDIT
                                       CORPORATION


                                    By
                                       Name:
                                       Title:


                                    COMERICA BANK


                                    By
                                       Name:
                                       Title:


                                    VAN KAMPEN PRIME
                                       RATE INCOME TRUST


                                    By
                                       Name:
                                       Title:

                                    SENIOR DEBT PORTFOLIO, by
                                       BOSTON MANAGEMENT AND
                                         RESEARCH, as Investment Advisor


                                    By
                                       Name:
                                       Title:


                                    MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST


                                    By
                                       Name:
                                       Title:


                                    PILGRIM PRIME RATE TRUST, by
                                       PILGRIM INVESTMENTS, INC.,
                                       as Investment Manager


                                    By
                                       Name:
                                       Title:


                                    ML CBO IV (CAYMAN), by
                                       HIGHLAND CAPITAL MANAGEMENT
                                       L.P., as Collateral Manager


                                    By
                                       Name:
                                       Title:


                                    BOEING CAPITAL CORPORATION


                                    By
                                       Name:
                                       Title:

                                    BANK POLSKA KASA OPIEKI S.A. -
                                       PEKAO S.A. GROUP, NEW YORK
                                       BRANCH


                                    By
                                       Name:
                                       Title:


                                    PARIBAS CAPITAL FUNDING LLC


                                    By
                                       Name:
                                       Title: